Exhibit B-1



             FORM OF COMMERCIAL PAPER MASTER NOTE




________________________
   (DATE OF ISSUANCE)





_____________________________________________ (the "Issuer"), a
corporation organized and existing under the laws of the State of ________________, for value received, hereby promises to pay to _________________ or registered assigns on the maturity date of each obligation identified on the records of the Issuer (which records are maintained by ______________________________
[the "Paying Agent"]) the principal amount for each such obli-gation. Payment shall be made by wire transfer to the regis-tered owner from the Paying Agent without the necessity of pre-sentation and surrender of this Master Note.

     This Master Note is a valid and binding obligation of the Issuer.

___________________________________   ___________________________________
       (As Guarantor)                          (As Issuer)

By:________________________________   By:________________________________
   (Authorized Officer's Signature)      (Authorized Officer's Signature)

___________________________________   ___________________________________
      (Print Name and Title)                (Print Name and Title)
















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                                    -2-




At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certifi-cates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations which are evidenced thereby shall no longer be evidenced by this Master Note.

_______________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto
_______________________________________________________________
(Name, Address, and Taxpayer Identification Number of Assignee)

the Master Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________
Attorney to transfer said Master Note on the books of the Issuer with full power of substitution in the premises.

Dated:                              _________________________________
                                                  Signature
Signature(s) Guaranteed:

                                NOTICE:  The signature on this
                                assignment must correspond with the
                                name as written upon the face of
                                this Master Note, in every particu-
                                lar, without alteration or enlarge-
                                ment or any change whatsoever.



















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                                    -3-



_______________________________________________________________


[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRE-SENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANS-FER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]